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Exhibit 10.2

PURCHASE AGREEMENT

THIS AGREEMENT dated effective            , 1999

AMONG:

of

  (the "Vendor")

    OF THE FIRST PART

AND:

  PHAGE THERAPEUTICS INTERNATIONAL INC. of 22116 - 23rd Drive SE, Bothell WA 98021

  (the "Purchaser")

    OF THE SECOND PART

WHEREAS:

A.
Phage Therapeutics, Inc. ("Phage") is a company with business offices located in the State of Washington with a business in the research, development and marketing of bacteriophages.

B.
The Purchaser is desirous of purchasing the shares held by the Vendor in the capital stock of Phage.

    NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of one dollar (the receipt and sufficiency of which is hereby acknowledged) and the mutual promises contained herein the parties agree as follows:

ARTICLE 1
Definitions

1.1
In this Agreement:

(a)
"Agreement" means this agreement and any amendment to any of them;

(b)
"Closing" means any closing of the purchase and sale of the Shares or any part of them at any Closing as provided in herein;

(c)
"Encumbrances" means mortgages, charges, pledges, security interests, liens, encumbrances, actions, and claims of any nature whatsoever;

(d)
"Purchase Price" means shares of the Purchaser to be paid at the Closing; and

(e)
"Shares" means            shares held by the Vendor in the capital stock of Phage which are being offered for sale hereunder and represent all of the shares held legally and beneficially by the Vendor.

ARTICLE 2
Purchase And Sale

2.1
Purchased Shares. Relying upon the representations and warranties herein contained, and on and subject to the terms and conditions hereof, the Vendor will sell to the Purchaser and the Purchaser will accept and acquire from the Vendor the Shares in exchange for the Purchase Price.

ARTICLE 3
Representations, Warranties And Covenants Of the Vendor

3.1
Covenants, Representations and Warranties. The Vendor covenants, represents and warrants to the Purchaser that now and at Closing:

(a)
the Vendor is the registered and beneficial owner of the Shares and have a good and marketable title to the Shares free and clear of all mortgages, liens, charges, security interests, adverse claims, charges, encumbrances and demands whatsoever;

(b)
the Shares have been duly and validly allotted, issued and delivered to the Vendor and are issued and outstanding as fully paid and non-assessable;

(c)
the Vendor holds no other shares legally or beneficially in the capital stock of Phage other than the Shares;

(d)
any convertible right held by the Vendor (the "Convertible Right"), including without limitation, any stock options, stock appreciation rights, warrants or convertible debentures, shall be deemed to be void and have no force or effect at or subsequent to the Closing;

(e)
if the Vendor hold any Convertible Right, the Vendor agrees not to directly or indirectly exercise any rights pursuant to that Convertible Right;

(f)
if applicable, the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the board of directors of the Purchaser;

(g)
the shares comprising the Purchase Price have not been registered under the Securities Act of 1933 nor qualified under applicable state securities laws in reliance upon exemptions therefrom. These shares may be acquired for investment purposes only and not with a view to distribution or resale, and the shares may not be sold, mortgaged, pledged, hypothecated or otherwise transferred or offered to be so transferred without an effective registration statement for such securities under the Securities Act of 1933 and the regulations promulgated pursuant thereto (unless exempt therefrom), or an opinion of counsel satisfactory to the board of directors, that any such transaction shall not violate any federal or state securities laws;

(h)
no person, firm or corporation has any agreement or option or any right or privilege, whether by law, pre-emption or contract, that is capable of becoming an agreement or option for the purchase of the Shares; and

(i)
the Vendor will not sell, transfer, mortgage, charge, or otherwise dispose of any of the Shares while they may have any obligation under this Agreement.

ARTICLE 4
Representations. Warranties And Covenants Of the Purchaser

4.1
Representations and Warranties. The Purchaser represents and warrants to the Vendor that he has the full authority to enter into this Agreement.

ARTICLE 5
Survival Of Representations. Warranties And Covenants. And Indemnification

5.1
Survival and Indemnification. The representations, warranties and covenants made by the Vendor and the Purchaser in this Agreement will survive any Closing and, notwithstanding such Closing or any investigation made by or on behalf of either the Vendor, the Purchaser or any other person acting on their behalf, will continue in full force and effect.

ARTICLE 6
Conditions Precedent To The Obligations Of the Purchaser

6.1
Conditions. The obligations of the Purchaser to complete the transactions provided for in this Agreement are subject to the fulfillment prior to or concurrently with any Closing of the following conditions:

(a)
the representations and warranties of the Vendor contained hereunder will be true and accurate in every material respect at the time of any Closing with the same effect as if such representations and warranties had been made at such Closing;

(b)
the Vendor will have complied with or performed all of the terms, covenants and conditions contained in this Agreement which are to be complied with or performed by the Vendor on or before any Closing; and

(c)
the Purchaser shall be at liberty to photocopy and telecopy the Closing Documents to the legal counsel and registered office of Phage to confirm the transferability of the Shares being sold hereunder, and if so advised by any of such parties, the Vendor shall provide such further documentation, signatures and do such further acts to facilitate the conveyance of the Shares to the Purchaser.

6.2
Waiver of Conditions. The conditions contained in Section 6.1 are inserted for the exclusive benefit of the Purchaser and may be waived in whole or in part by the Purchaser at any time without prejudice to the right of the Purchaser to rely on all covenants, agreements, representations and warranties in this Agreement and all conditions contained in Section 6.1, except to the extent so waived in writing by the Purchaser. In case any of the conditions contained in Section 6.1 are not fulfilled or complied with as provided, the Purchaser may, on or prior to any Closing at its option, rescind this Agreement by notice in writing to the Vendor and in such event the Purchaser and the Vendor will be released from all obligations hereunder.

ARTICLE 7
Conditions Precedent To The Obligations Of the Vendor

7.1
Conditions. The obligations of the Vendor to complete the transactions provided for in this Agreement are subject to the fulfillment prior to or concurrently with the Closing, of the following conditions:

(a)
the representations and warranties of the Purchaser contained hereunder will be true and accurate in every material respect at the time of the Closing with the same effect as if such representations and warranties had been made at the Closing;

(b)
the Purchaser will have complied with or performed all of the terms, covenants and conditions contained in this Agreement which are to be completed or performed by the Purchaser on or before the Closing;

7.2
Waiver of Conditions. The conditions contained in Section 7.1 are inserted for the exclusive benefit of the Vendor and may be waived in whole or in part by the Vendor at any time without prejudice to the right of the Vendor to rely on all covenants, agreements, representations and warranties in this Agreement and all conditions contained in Section 7.1, except to the extent so waived in writing by the Vendor.

ARTICLE 8
Closing

8.1
Deliveries

(a)
Within 3 business days of this Agreement, the Vendor shall deliver to Phage the following in respect of each their shares:

(i)
the Shares originally and duly endorsed for transfer;

(ii)
in the case where the Vendor is a corporate entity, an originally executed director's resolution authorizing the endorsement of the Shares;

(iii)
an instruction sheet addressed to the Purchaser describing (a) in what name and what address the Vendor wishes to have the shares comprising the Purchase Price registered; and (b) where such shares are to be delivered by the Purchaser's transfer agent, (the "Closing Documents").

  (b)
  Upon receipt by the Purchaser of the Closing Documents in the proper form pursuant to the terms of this Agreement, the Purchaser shall cause its transfer agent to immediately issue the shares comprising the Purchase Price and have the transfer agent deliver such shares directly to the Vendor.

ARTICLE 9
Miscellaneous

9.1
Transactional Expenses. It is agreed that each party to this Agreement will bear their own respective costs incurred in negotiating and preparing this Agreement, in closing and carrying out the transaction contemplated hereunder. All costs related to satisfying any condition or fulfilling any covenant contained in this Agreement will be borne by the party whose responsibility it is to satisfy the provision in question.

9.2
Arbitration. Any dispute between the parties in respect of the interpretation of this Agreement or any matter to be agreed upon under this Agreement, or otherwise arising under this Agreement will be determined by arbitration. Either party may, by written notice to the other as provided herein, demand arbitration of any dispute under this Agreement. Upon a demand for arbitration, each party will, within 10 days after the date on which notice of the demand is given, appoint an arbitrator and the 2 arbitrators so appointed will choose a third arbitrator. If either party fails to appoint an arbitrator, the arbitrator appointed by the other party will proceed to determine the dispute as sole arbitrator. If the arbitrators appointed by the parties do not within 3 days after they have both been appointed agree on a third arbitrator, the third arbitrator will be appointed pursuant to the Commercial Arbitration Act (British Columbia). The decision of the arbitrator or the arbitrators or a majority of them will be final and binding upon the parties.

9.3
Further Assurances. Each of the parties hereby covenants and agrees that at any time and from time to time either before or after the Closing it will, upon the request of the other party, do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances as may he required for the better carrying out and performance of all the terms of this Agreement.

9.4
Notice. Any notice required or permitted to be given or delivery required to be made to any party may be effectively given or delivered if it is delivered personally or by telex or telecopy at the addresses or telephone numbers set out above or to such other address or telephone number as the party entitled to or receiving such notice may notify the other party as provided for herein. Delivery shall be deemed to have been received:

  (a)
  the same day if given by personal service or if transmitted by fax; and

  (b)
  the fifth business day next following the day of posting if sent by regular post.

9.5
Governing Law. This Agreement will be governed by and be construed in accordance with the laws of British Columbia.

9.6
Successors and Assigns. This Agreement will be binding upon and enure to the benefit of the parties hereto and their respective successors and permitted assigns as the case may be.

9.7
Entire Agreement. This Agreement constitutes the entire agreement between the parties and supersedes all prior letters of intent, agreements, representations, warranties, statements, promises, information, arrangements and understandings, whether oral or written, express or implied.

9.8
Time of the Essence. Time will be of the essence.

9.9
Publicity. All news releases or other public announcements or disclosures to clients of the parties or others will be mutually agreed upon and in any event will be subject to regulatory requirements.

9.10
Amendment. No modification or amendment to this Agreement may be made unless agreed to by the parties thereto in writing.

9.11
Severability. In the event any provision of this Agreement will be deemed invalid or void, in whole or in part, by any court of competent jurisdiction, the remaining terms and provisions will remain in full force and effect.

9.12
Headings. The headings contained herein are inserted for convenience only and will not be construed as part of the Agreement.

9.13
Counterparts. This Agreement may be executed by facsimile and in any number of counterparts with the same effect as if all parties to this Agreement had signed the same document and all counterparts will be construed together and will constitute one and the same instrument, and any facsimile signature shall be taken as an original.

    IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as of            , 1999.

PHAGE THERAPEUTICS INTERNATIONAL INC.

Per: Authorized Signatory

VENDOR

Per: Authorized Signatory

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